EXHIBIT 99.7

SERIES 2014-4 ACCOUNT CONTROL AGREEMENT

between

FORD CREDIT FLOORPLAN MASTER OWNER TRUST A,
as Grantor

and

THE BANK OF NEW YORK MELLON
as Secured Party and Financial Institution

Dated as of August 1, 2014

i

SERIES 2014-4 ACCOUNT CONTROL AGREEMENT, dated as of August 1, 2014 (this “Agreement”), between FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware statutory trust, as Grantor (the “Grantor”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as Indenture Trustee for the benefit of the Noteholders (in that capacity, the “Secured Party”), and THE BANK OF NEW YORK MELLON in its capacity as both a “securities intermediary” as defined in Section 8-102 of the UCC and a “bank” as defined in Section 9-102 of the UCC (in those capacities, the “Financial Institution”).

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                 Usage and Definitions.  Capitalized terms used but not otherwise defined in this Agreement are defined in (a) the Series 2014-4 Indenture Supplement, dated as of August 1, 2014 (the “Indenture Supplement”), between the Grantor, as Issuer, and The Bank of New York Mellon, as Indenture Trustee, or (b) Appendix A to (i) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan Corporation, as Depositor, the Grantor, as Issuer, and Ford Motor Credit Company LLC, as Servicer, and (ii) the Fifth Amended and Restated Sale and Servicing Agreement, dated as of August 1, 2001, as amended and restated as of December 1, 2010, among Ford Credit Floorplan LLC, as Depositor, the Issuer and the Servicer.  Each Appendix A also contains rules regarding usage applicable to this Agreement.  Each Appendix A is incorporated by reference in this Agreement.  All references to the “UCC” mean the Uniform Commercial Code as in effect in the State of New York.

ARTICLE II
ESTABLISHMENT OF COLLATERAL ACCOUNTS

Section 2.1.                                 Description of Accounts.  The Financial Institution has established the following accounts (each, a “Collateral Account”):

“Series 2014-4 Principal Funding Account—The Bank of New York Mellon as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A in respect of Series 2014-4” with account number 560572;

“Series 2014-4 Reserve Account—The Bank of New York Mellon as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A in respect of Series 2014-4” with account number 560571; and

“Series 2014-4 Accumulation Period Reserve Account—The Bank of New York Mellon as Indenture Trustee, as secured party for Ford Credit Floorplan Master Owner Trust A in respect of Series 2014-4” with account number 560573.

Section 2.2.                                 Account Modifications.  Neither the Financial Institution nor the Grantor will change the name or account number of any Collateral Account without the prior written consent of the Secured Party.

Section 2.3.                                 Type of Account.  The Financial Institution agrees that each Collateral Account is, and will be maintained as, either (a) a “securities account” (as defined in Section 8-501 of the UCC) or (b) a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).

Section 2.4.                                 Securities Account Provisions.  If and to the extent any Collateral Account is a securities account (within the meaning of Section 8-501 of the UCC) the Financial Institution agrees that:

(a)                                 all securities, financial assets or other investment property (other than cash) credited to each Collateral Account will be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution.  In no case will any financial asset credited to any Collateral Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor unless the foregoing have been specially indorsed to the Financial Institution or in blank; and

(b)                                 all financial assets delivered to the Financial Institution under the Indenture will be promptly credited to the appropriate Collateral Account; and each item of property (whether investment property, financial asset, security or instrument) credited to any Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

ARTICLE III
SECURED PARTY CONTROL

Section 3.1.                                 Control for Purposes of UCC.  If the Financial Institution receives any order from the Secured Party or its authorized agent (a) directing disposition of funds in any Collateral Account or (b) directing transfer or redemption of the financial assets relating to the Collateral Accounts (a “Secured Party Order”), the Financial Institution will comply with the Secured Party Order without further consent by the Grantor or any other person.

Section 3.2.                                 Conflicting Orders or Instructions.  Notwithstanding anything to the contrary contained in this Agreement, if at any time, the Financial Institution receives conflicting orders or instructions from the Secured Party and the Grantor, the Financial Institution will follow the orders or instructions of the Secured Party and not the Grantor.  The Financial Institution will (a) have no obligation to investigate or inquire about whether the Secured Party is entitled under the Indenture or otherwise to deliver any Secured Party Order and (b) be entitled to rely on communications (including Secured Party Orders) believed by it in good faith to be genuine and given by the appropriate party.

ARTICLE IV
INVESTMENT OF FUNDS IN THE COLLATERAL ACCOUNTS

Section 4.1.                                 Investment of Funds.  If (a) the Financial Institution has not otherwise received a Secured Party Order regarding the investment of funds held in the Collateral Accounts by 11:00 a.m. New York time (or such other time as may be agreed between the Financial Institution and the Grantor) on the Business Day prior to a Payment Date, or (b) a Default or Event of Default has occurred and is continuing for the Notes and the Indenture Trustee has provided notice of the continuing Default or Event of Default to the Financial Institution, the Financial Institution will, to the fullest extent practicable, invest and reinvest funds on deposit in that Collateral Account in accordance with the last investment instruction received, which will be deemed to be effective for the investment.

ARTICLE V
SUBORDINATION OF LIEN; WAIVER OF SET-OFF

Section 5.1.                                 Subordination.  If the Financial Institution has, or subsequently obtains, by agreement, by operation of law or otherwise a security interest in any Collateral Account (or any portion thereof), the Financial Institution agrees that the security interest will be subordinate to the security interest of the Secured Party.

Section 5.2.                                 Set-off and Recoupment.  The financial assets, money and other items credited to each Collateral Account will not be subject to deduction, set-off, recoupment, banker’s lien, or any other right in favor of any person other than the Secured Party.  However, the Financial Institution may set off (a) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of each Collateral Account, (b) the face amount of any checks which have been credited to a Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds and (c) any advances made in connection with the settlement of any investment made for the Collateral Accounts.

ARTICLE VI
OTHER AGREEMENTS

Section 6.1.                                 Adverse Claim.  Except for the claims and interests of the Secured Party and the Grantor, the Financial Institution does not know of any lien on, or claim to, or interest in, any Collateral Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC), cash or funds credited to any Collateral Account.

Section 6.2.                                 Correspondence, Statements and Confirmations.  The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning any Collateral Account and, if applicable, any financial assets credited to any Collateral Account, simultaneously to the Grantor and the Secured Party.

Section 6.3.                                 Representation of the Financial Institution.  The Financial Institution represents that this Agreement is the valid and legally binding obligation of the Financial Institution.

Section 6.4.                                 Release of Financial Institution.  The Grantor and the Secured Party agree that the Financial Institution is released from any and all liabilities to the Grantor and the Secured Party arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that those liabilities arise from the Financial Institution’s negligence.  In no event will the Financial Institution be liable, directly or indirectly, to any person or entity for any indirect, special, incidental or consequential damages of any kind whatsoever (including lost profit), even if the Financial Institution has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 6.5.                                 Termination.  The obligations of the Financial Institution to the Secured Party under this Agreement will continue in effect until the security interests of the Secured Party in each Collateral Account have been terminated under the terms of the Indenture and the Secured Party has notified the Financial Institution of the termination in writing.  The Financial Institution may terminate its obligations under this Agreement if the Secured Party resigns or is removed as Indenture Trustee under the Indenture; provided, that the termination will not be effective until the Collateral Accounts have been established with, and transferred to, another securities intermediary which has agreed to assume the obligations of the Financial Institution under this Agreement. The termination of this Agreement will not terminate any Collateral Account or alter the obligations of the Financial Institution to the Grantor under any other agreement regarding any Collateral Account.

Section 6.6.                                 Existence of Other Agreements.  The Financial Institution confirms and agrees that:

(a)                                 There are no other agreements entered into between the Financial Institution and the Grantor regarding any Collateral Account other than the Indenture and the other Transaction Documents;

(b)                                 The Financial Institution has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating any Collateral Account under which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of that other person; and

(c)                                  The Financial Institution has not entered into, and until the termination of this Agreement will not enter into, any agreement purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

Section 6.7.                                 Notice.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Collateral Account (or in any financial asset, cash or funds carried therein), the Financial Institution will promptly notify the Secured Party.

ARTICLE VII
MISCELLANEOUS

Section 7.1.                                 Amendment.  No amendment or modification of this Agreement or waiver of any right under this Agreement will be binding on any party to this Agreement unless it is in writing and is signed by all of the parties to this Agreement.

Section 7.2.                                 Conflict With Other Agreement.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or after the date of this

Agreement entered into regarding any Collateral Account, the terms of this Agreement will prevail.

Section 7.3.                                 Location of Financial Institution.  Regardless of any provision in any other agreement, for purposes of the UCC, New York will be the location of the bank for purposes of Sections 9-301, 9-304 and 9-305 of the UCC and the securities intermediary for purposes of Sections 9-301 and 9-305 and Section 8-110 of the UCC.

Section 7.4.                                 GOVERNING LAW.  THIS AGREEMENT AND EACH COLLATERAL ACCOUNT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.5.                                 Submission to Jurisdiction.  The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or after the date of this Agreement have to the laying of the venue of any proceeding brought in one of those courts and any claim that any proceeding brought in one of those courts has been brought in an inconvenient forum.

Section 7.6.                                 WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 7.7.                                 Successors.  The terms of this Agreement will be binding on, and will be for the benefit of, the parties to this Agreement and their respective successors and assigns and will apply to any successor account to any Collateral Account.

Section 7.8.                                 Notices.  (a)                                All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be deemed to have been given:

(i)                           on delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)                        in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                     in the case of an email, when receipt is confirmed by telephone, reply email from the recipient; and

(iv)                    in the case of an electronic posting to a password-protected website to which the recipient has been provided access, on delivery of an email to the recipient stating that the electronic posting has occurred.

Any notice, request, demand, consent or other communication must be delivered or addressed as set forth on Schedule B to the Sale and Servicing Agreements or at another address as any party may designate by notice to the other parties.

(b)                                 Any notice required or permitted to be mailed to a Noteholder must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, sent by fax or any other procedures required by the Clearing Agency, to the address of that Person as shown in the Note Register.  Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been properly given, whether or not the Noteholder receives the notice.

Section 7.9.                                 Severability.  If any of the covenants, agreements or terms of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Agreement and will in no way affect the validity, legality or enforceability of the remaining Agreement.

Section 7.10.                          Counterparts.  This Agreement may be executed in any number of counterparts.  Each counterpart will be an original, and all counterparts will together consitute one and the same instrument.

Section 7.11.                          Headings.  The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of this Agreement.

Section 7.12.                          No Petition.  Notwithstanding any prior termination of this Agreement, the Secured Party, the Financial Institution and the Indenture Trustee will not, before the date which is one year and one day (or, if longer, any applicable preference period) after the payment in full of all the Notes, institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any U.S. federal or State bankruptcy or similar law.

Section 7.13.                          Limitation of Liability of Indenture Trustee.  For all purposes of this Agreement, the Indenture Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Indenture.

Section 7.14.                          Limitation of Liability of the Owner Trustee.  Notwithstanding anything in this Agreement to the contrary, this Agreement has been signed on behalf of the Grantor by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Grantor and in no event will U.S. Bank Trust National Association in its individual capacity or any beneficial owner of the Grantor have any liability for the representations, warranties, covenants, agreements or other obligations of the Grantor under this Agreement, regarding all of which recourse may be had solely to the assets of the Grantor.  For all purposes of this Agreement, in the performance of any duties or obligations of the Grantor under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

FORD CREDIT FLOORPLAN MASTER OWNER
TRUST A, as Grantor

	By:	U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee of Ford Credit Floorplan Master Owner Trust A

	By:	/s/ Melissa Rosal
		Name:	Melissa Rosal
		Title:	Vice President

THE BANK OF NEW YORK MELLON,
as Secured Party

	By:	/s/ Leslie Morales
		Name:	Leslie Morales
		Title:	Vice President

THE BANK OF NEW YORK MELLON,
as Financial Institution

	By:	/s/ Leslie Morales
		Name:	Leslie Morales
		Title:	Vice President

[Signature Page to Series 2014-4 Account Control Agreement]